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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2004

                           NCT Funding Company, L.L.C.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             000-30501                              22-3634034
     (Commission File Number)            (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                          07039-0491
(Address of principal executive offices and zip code)           (Zip Code)

Registrants' telephone number, including area code: (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.
        ----------------------------------

(c) Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.                                 Description
-----------                                 -----------

  99.1                                      Computational Materials

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NCT Funding Company, L.L.C.

                                             By: /s/ Usama Ashraf
                                                 -----------------------------
                                             Name:        Usama Ashraf
                                             Title:       Vice President

Dated: March 3, 2004